SPRINGLEAF HOLDINGS, INC. REPORTS FOURTH QUARTER
AND FULL YEAR 2014 RESULTS
ACQUISITION OF ONEMAIN FINANCIAL ANNOUNCED ON MARCH 3rd, 2015
Evansville, IN, MARCH 12, 2015 - Springleaf Holdings, Inc. (NYSE:LEAF), today reported a GAAP basis net loss of $47 million, or $0.41 per diluted share for the fourth quarter of 2014, compared with net income of $27 million or $0.24 per diluted share in the fourth quarter of 2013. Net income for the full year 2014 was $505 million, or $4.38 per diluted share, largely attributable to the previously announced pretax gain of $726 million on the sale of approximately $8 billion of real estate assets1,2.

For Core Consumer Operations, core earnings (a non-GAAP measure) for the quarter was $65 million, versus $48 million in the prior year quarter, and earnings per diluted share (a non-GAAP measure) was $0.57 for the fourth quarter versus $0.43 in the prior year quarter3,4. For the segment, full year core earnings were $238 million, versus $198 million in the prior year, and earnings per diluted share was $2.07 versus $1.92 in the prior year.

Fourth Quarter Highlights

•	Consumer net finance receivables reached $3.8 billion at December 31, 2014, an increase of $666 million, or 21% from December 31, 2013, and 6% from September 30, 2014.

•	Consumer net finance receivables per branch were $4.6 million at December 31, 2014, up 22% from December 31, 2013 and 6% from September 30, 2014.

•	Risk-adjusted yield for our Consumer segment in the quarter was 21.99%, up 81 basis points from the fourth quarter 2013.

•
The company generated over $1.0 billion of total consumer origination volume in the fourth quarter including $160 million of direct auto loan originations. Direct auto loan receivables reached $238 million at year-end.

Jay Levine, President and CEO of Springleaf said, “Just last week we were very excited to have reached an agreement to acquire OneMain Financial, a leading national provider of personal loans, and we look forward to closing on the acquisition and building on the enormous potential of the combined company.”

1 Real Estate segment and Other Non-Core reflect historical accounting basis (which is a basis of accounting other than U.S. GAAP).
2 Gain from sale of real estate assets excludes restructuring, transaction expenses and provision adjustments.
3 Excludes the impact of charges related to accelerated repayment/repurchase of debt, fair value adjustments on debt, one-time costs associated with debt refinance, and earnings attributable to non-controlling interests.
4 Core Earnings income taxes assumes 37% statutory tax rate.

Commenting on the company’s fourth quarter results, Levine added, “We remain focused on supporting our customer needs and growing our branch loan receivables while maintaining appropriate pricing and effective credit risk management. Once again this quarter we have grown branch receivables north of 20% year over year, and consumer receivables per branch reached $4.6 million.”

Core Consumer Operations: (Reported on a historical accounting basis, which is a non-GAAP measure. Refer to the reconciliation of non-GAAP to comparable GAAP measures below.)

Consumer and Insurance

Consumer and Insurance pretax income was $64 million in the quarter versus $41 million in the fourth quarter of 2013, and flat from the third quarter of 20145.

Consumer net finance receivables reached $3.8 billion at December 31, 2014, an increase of 21% from December 31, 2013 and 6% from September 30, 2014, driven by the company’s focus on increasing personal loan originations through its branch network and diversifying its product offerings. Consumer net finance receivables per branch continued to grow, reaching $4.6 million at December 31, 2014, up from $3.8 million at December 31, 2013 and $4.3 million at September 30, 2014.

Net interest income was $208 million in the quarter, up 27% from the prior year quarter and 6% from the prior quarter. Yield in the current quarter was 26.95%. Risk adjusted yield, representing yield less net charge-off rate, was 21.99% in the quarter, up 81 basis points from the fourth quarter of 2013 as gross yield expanded while net charge-offs remained flat year-over-year. Risk adjusted yield declined 35 basis points from the third quarter of 2014 due primarily to the seasonal increase in charge-offs.

The annualized net charge-off ratio was 4.96% in the quarter, versus 5.16% in the prior year quarter and 4.68% in the prior quarter.

The annualized gross charge-off ratio was 5.78% in the quarter, up 29 basis points from the prior year quarter and up 32 basis points from the third quarter 2014. Recoveries continued to normalize in the quarter at 82 basis points versus 33 basis points in the fourth quarter of 2013, following the sale of a pool of previously charged-off accounts in June 2013.

The 60+ delinquency ratio was 2.82% at quarter end, versus 2.60% at prior year quarter end and 2.55% at prior quarter end.

5 Consumer and Insurance segment reflects historical accounting basis (which is a basis of accounting other than U.S. GAAP). Pretax income excludes impact of charges related to accelerated repayment / repurchase of debt and one-time costs associated with debt refinance.

Acquisitions and Servicing

The Acquisitions and Servicing segment contributed $39 million to the company’s consolidated pretax income in the quarter6. The entire Acquisitions and Servicing segment, which includes non-controlling interests, generated pretax income of $51 million in the quarter7, with net interest income of $112 million and yield of 26.47%. Actual net finance receivables at quarter-end were $2.0 billion, down from $2.1 billion at September 30, 2014. The principal balance of the portfolio was $2.6 billion at quarter-end versus $3.2 billion at December 31, 2013.

The annualized net charge-off ratio was 5.56% in the quarter, versus 8.46% in the prior year quarter and 5.31% in the prior quarter.

The annualized gross charge-off ratio was 6.15% in the quarter, down 284 basis points from the prior year quarter and up 32 basis points from the third quarter 2014. Recoveries continued to improve in the quarter at 59 basis points versus 53 basis points in the fourth quarter of 2013.

The delinquency ratio for the Acquisitions and Servicing segment was 4.69% at the end of the quarter, a decrease of 42 basis points from the prior quarter end.

Non-Core Portfolio: (Reported on a historical accounting basis, which is a non-GAAP measure.)

Legacy Real Estate and Other Non-Core

The Non-Core Portfolio (consisting of legacy real estate loans) and Other Non-Core activities generated a pretax loss of $71 million in the quarter8. The legacy real estate portfolio pretax loss primarily results from the impact of full year real estate sales on the segment’s interest earning assets. The proceeds from these sales have been allocated to the Non-Core portfolio, which resulted in a reduction to net interest margin.

6 Excludes impact of one-time items related to accelerated repayment/repurchase of debtand earnings attributable to non-controlling interests.
7 Includes impact of charges related to accelerated repayment/repurchase of debt and earnings attributable to non-controlling interests.
8 Excludes impact of one-time items related to the accelerated repayment/repurchase of debt, real estate sales (including restructuring and transaction costs), and one-time costs associated with debt refinance.

Liquidity and Capital Resources

As of December 31, 2014, the company had $3.4 billion of cash and highly liquid investment securities. The company had total outstanding debt of $8.4 billion at quarter-end, in a variety of debt instruments.

2015 Guidance

The company has established 2015 guidance ranges for certain metrics related to its Core Consumer Operations as follows:

	2014A1	2015E Guidance
Consumer Net Finance Receivables at Period End	$3.81bn	$4.50bn - $4.75bn
Consumer Yield	26.99%	26.00% - 26.50%
Consumer Risk-Adjusted Yield[2]	22.05%	20.50% - 21.50%
Acquisitions & Servicing Pretax Income[3]	$143mm	$100mm - $120mm
1. Net Finance Receivables represents data as of December 31, 2014. All other metrics represent data for the year ended December 31, 2014.
2. Risk Adjusted Yield = Yield less Net Charge-off rates.
3. Excludes impact of charges related to accelerated repayment/repurchase of debt, fair value adjustments on debt and earnings attributable to non-controlling interests.

Use of Non-GAAP Measures

We report the operating results of our Core Consumer Operations, Non-Core Portfolio and Other Non-Core using the same accounting basis that we employed prior to 2010 when we were acquired by Fortress (the “Fortress Acquisition”), which we refer to as “historical accounting basis,” to provide a consistent basis for both management and other interested third parties to better understand our operating results. The historical accounting basis (which is a basis of accounting other than U.S. GAAP) also provides better comparability of the operating results of these segments to our competitors and other companies in the financial services industry. The historical accounting basis is not applicable to Acquisitions and Servicing since this segment resulted from the purchase of the SpringCastle Portfolio on April 1, 2013 and therefore, was not affected by the Fortress Acquisition.

Pretax Core Earnings is a key performance measure used by management in evaluating the performance of our Core Consumer Operations. Pretax Core Earnings represents our income (loss) before provision for (benefit from) income taxes on a historical accounting basis and excludes results of operations from our Non-Core Portfolio (legacy real estate loans) and other non-originating legacy operations, gains (losses) resulting from accelerated long-term debt repayment and repurchases of long-term debt related to Core Consumer Operations (attributable to Springleaf), gains (losses) on fair value adjustments on debt related to Core Consumer Operations (attributable to Springleaf), one-time costs associated with debt refinance related to Consumer and Insurance, and results of operations attributable to non-controlling interests. Pretax Core Earnings provides us with a key measure of our Core Consumer Operations’ performance as it assists us in comparing its performance on a consistent basis. Management believes Pretax Core Earnings is useful in assessing the profitability of our core business and uses Pretax Core Earnings in evaluating our operating performance. Pretax Core Earnings is a non-GAAP measure and should be considered in addition to, but not as a substitute for or superior to, operating income, net income, operating cash flow, and other measures of financial performance prepared in accordance with U.S. GAAP.

Conference Call Information

Springleaf management will host a conference call and webcast to discuss our fourth quarter and full year 2014 results and other general matters at 10:00 am Eastern on Thursday, March 12, 2015. Both the call and webcast are open to the general public. The general public is invited to listen to the call by dialing 877-330-3668 (U.S. domestic), or 678-304-6859 (international), conference ID 83319327, or via a live audio webcast through the Investor Relations section of the website. For those unable to listen to the live broadcast, a replay will be available on our website or by dialing 800-585-8367 (U.S. domestic), or 404-537-3406, conference ID 83319327, beginning approximately two hours after the event. The replay of the conference call will be available through March 26, 2015. An investor presentation will be available by visiting the Investor Relations page of Springleaf’s website at www.springleaf.com on Thursday, March 12, 2015, prior to the start of the conference call.

Forward Looking Statements

This press release contains “forward looking statements” within the meaning of the U.S. federal securities laws. Forward looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, our 2015 guidance ranges and underlying assumptions and other statements, which are not statements of historical facts. Statements preceded by, followed by or that otherwise include the words “anticipate,” “appears,” “believe,” “foresee,” “intend,” “should,” “expect,” “estimate,” “project,” “plan,” “may,” “could,” “will,” “are likely” and similar expressions are intended to identify forward looking statements. These statements involve predictions of our future financial condition, performance, plans and strategies, and are thus dependent on a number of factors including, without limitation, assumptions and data that may be imprecise or incorrect. Specific factors that may impact performance or other predictions of future actions include, but are not limited to: changes in general economic conditions, including the interest rate environment and the financial markets; levels of unemployment and personal bankruptcies; shifts in residential real estate values; shifts in collateral values, delinquencies, or credit losses; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods; war, acts of terrorism, riots, civil disruption, pandemics, or other events disrupting business or commerce; our ability to successfully realize the benefits of the SpringCastle Portfolio and the OneMain acquisition if completed; the effectiveness of our credit risk scoring models; changes in our ability to attract and retain employees or key executives; changes in the competitive environment in which we operate; changes in federal, state and local laws, regulations, or regulatory policies and practices; potential liability relating to real estate and personal loans which we have sold or may sell in the future, or relating to securitized loans; the costs and effects of any litigation or governmental inquiries or investigations; our continued ability to access the capital markets or the sufficiency of our current sources of funds to satisfy our cash flow requirements; our ability to generate sufficient cash to service all of our indebtedness; the potential for downgrade of our debt by rating agencies; and other risks described in the “Risk Factors” section of the Company’s Form 2013 10-K filed with the SEC on April 15, 2014. Forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. We caution you not to place undue reliance on these forward looking statements that speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. You should not rely on forward looking statements as the sole basis upon which to make any investment decision.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(dollars in thousands except	Three Months Ended December 31,		Year Ended December 31,
earnings (loss) per share)	2014	2013	2014	2013

Interest income:
Finance charges	$406,923	$576,184	$1,920,513	$2,153,745
Finance receivables held for sale originated as held for investment	6,344	333	61,265	333
Total interest income	413,267	576,517	1,981,778	2,154,078

Interest expense	157,159	218,881	734,022	919,749

Net interest income	256,108	357,636	1,247,756	1,234,329

Provision for finance receivable losses	94,951	188,600	474,147	527,661

Net interest income after provision for finance receivable losses	161,157	169,036	773,609	706,668

Other revenues:
Insurance	41,343	41,035	166,459	148,179
Investment	7,793	7,878	39,127	35,132
Net loss on repurchases and repayments of debt	(59,560)	(7,907)	(66,175)	(41,716)
Net gain (loss) on fair value adjustments on debt	—	(1,042)	(15,033)	6,055
Net gain (loss) on sales of real estate loans and related trust assets	(4,992)	—	726,322	—
Other	(10,971)	(1,576)	(18,374)	5,410
Total other revenues	(26,387)	38,388	832,326	153,060

Other expenses:
Operating expenses:
Salaries and benefits	81,314	92,078	359,818	463,920
Other operating expenses	73,101	58,915	265,990	253,372
Insurance losses and loss adjustment expenses	18,458	17,229	75,631	64,879
Total other expenses	172,873	168,222	701,439	782,171

Income (loss) before provision for (benefit from) income taxes	(38,103)	39,202	904,496	77,557

Provision for (benefit from) income taxes	(12,548)	(14,187)	297,046	(16,185)

Net income (loss)	(25,555)	53,389	607,450	93,742

Net income attributable to non-controlling interests	21,272	26,660	102,814	113,043

Net income (loss) attributable to Springleaf Holdings, Inc.	$(46,827)	$26,729	$504,636	$(19,301)

Share Data:
Weighted average number of shares outstanding:
Basic	114,799,490	111,573,561	114,791,225	102,917,172
Diluted	114,799,490	111,722,546	115,265,123	102,917,172
Earnings (loss) per share:
Basic	$(0.41)	$0.24	$4.40	$(0.19)
Diluted	$(0.41)	$0.24	$4.38	$(0.19)

CONSOLIDATED BALANCE SHEET (UNAUDITED)

(dollars in thousands)
December 31,	2014	2013

Assets

Cash and cash equivalents	$878,826	$431,409
Investment securities	2,934,749	582,090
Net finance receivables:
Personal loans	3,831,172	3,171,704
SpringCastle Portfolio	1,979,190	2,505,349
Real estate loans	625,335	7,982,349
Retail sales finance	47,705	98,911
Net finance receivables	6,483,402	13,758,313
Allowance for finance receivable losses	(175,749)	(333,325)
Net finance receivables, less allowance for finance receivable losses	6,307,653	13,424,988
Finance receivables held for sale	204,967	—
Restricted cash and cash equivalents	217,975	536,005
Other assets	513,694	428,194

Total assets	$11,057,864	$15,402,686

Liabilities and Shareholders’ Equity

Long-term debt	$8,384,910	$12,769,036
Insurance claims and policyholder liabilities	445,553	394,168
Deferred and accrued taxes	152,156	145,520
Other liabilities	238,283	207,334
Total liabilities	9,220,902	13,516,058

Shareholders’ equity:
Common stock	1,148	1,148
Additional paid-in capital	529,569	524,087
Accumulated other comprehensive income	3,226	28,095
Retained earnings	1,491,326	986,690
Springleaf Holdings, Inc. shareholders’ equity	2,025,269	1,540,020
Non-controlling interests	(188,307)	346,608
Total shareholders’ equity	1,836,962	1,886,628

Total liabilities and shareholders’ equity	$11,057,864	$15,402,686

CORE KEY METRICS

	At or for the		At or for the
	Three Months Ended December 31,		Year Ended December 31,
(dollars in thousands)	2014	2013	2014	2013

Consumer and Insurance

Net finance receivables			$3,806,662	$3,140,792
Number of accounts			918,564	830,513

TDR finance receivables			$22,107	$14,840
Allowance for finance receivables losses - TDR			$1,523	$923
Provision for finance receivable losses - TDR	$1,122	$627	$1,786	$1,892

Average net receivables	$3,693,857	$3,055,927	$3,394,790	$2,793,060
Yield	26.95%	26.34%	26.99%	25.84%

Gross charge-off ratio	5.78%	5.49%	5.65%	5.18%
Recovery ratio	(0.82)%	(0.33)%	(0.71)%	(1.66)%
Charge-off ratio	4.96%	5.16%	4.94%	3.52%
Delinquency ratio			2.82%	2.60%

Origination volume	$1,049,579	$926,047	$3,644,224	$3,253,008
Number of accounts	218,581	227,412	784,613	790,943

Acquisitions and Servicing

Net finance receivables			$1,979,190	$2,505,349
Number of accounts			277,533	344,045

TDR finance receivables			$9,905	$—
Allowance for finance receivables losses - TDR			$2,673	$—
Provision for finance receivable losses - TDR	$1,366	$—	$2,689	$—

Average net receivables	$2,029,843	$2,576,495	$2,216,888	$2,730,979
Yield	26.47%	24.33%	24.78%	23.78%

Net charge-off ratio	5.56%	8.46%	6.74%	6.44%
Delinquency ratio			4.69%	8.18%

RECONCILIATION OF PGAAP AND HISTORICAL INCOME (LOSS) (NON-GAAP)

	Three Months Ended December 31,		Year Ended December 31,
(dollars in thousands)	2014	2013	2014	2013

Income (loss) before provision for (benefit from) income taxes - push-down accounting basis	$(38,103)	$39,202	$904,496	$77,557
Interest income adjustments	(4,646)	(45,976)	(92,940)	(199,650)
Interest expense adjustments	32,755	34,898	132,641	137,875
Provision for finance receivable losses adjustments	1,986	(646)	(15,286)	22,416
Repurchases and repayments of long-term debt adjustments	20,914	(4,121)	16,030	(11,097)
Fair value adjustments on debt	—	11,419	8,521	56,369
Sales of finance receivables held for sale originated as held for investment adjustments	(4,662)	—	(541,082)	—
Amortization of other intangible assets	1,061	1,167	4,355	5,113
Other	2,386	1,792	17,258	6,477
Income before provision for income taxes - historical accounting basis	$11,691	$37,735	$433,993	$95,060

PRETAX CORE EARNINGS (NON-GAAP) RECONCILIATION

	Three Months Ended December 31,		Year Ended December 31,
(dollars in thousands)	2014	2013	2014	2013

Income before provision for income taxes - historical accounting basis	$11,691	$37,735	$433,993	$95,060
Adjustments:
Pretax operating loss - Non-Core Portfolio Operations	100,497	44,804	13,394	180,339
Pretax operating (income) loss - Other/non-originating legacy operations	(4,330)	19,490	8,469	149,307
Net loss from accelerated repayment/repurchase of debt - Core Consumer Operations (attributable to SHI)	15,204	967	16,633	5,357
Net (gain) loss on fair value adjustments on debt - Core Consumer Operations (attributable to SHI)	—	510	6,961	(2,601)
One-time costs associated with debt refinance - Consumer and Insurance	1,219	—	1,219	—
Pretax operating income attributable to non-controlling interests	(21,272)	(26,660)	(102,814)	(113,043)
Pretax core earnings	$103,009	$76,846	$377,855	$314,419

Springleaf Holdings, Inc.
Contact:
Craig Streem, 812-468-5752
craig.streem@springleaf.com
Source: Springleaf Holdings, Inc.

4Q14 & FY 2014 Earnings Presentation

Three Months and Year Ended December 31, 2014

Springleaf Holdings, Inc. (LEAF)

March 12, 2015

Springleaf Financial

Important Information

The following pages are part of a presentation by Springleaf Holdings, Inc. (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these pages is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company's Current Report on Form 8-K, which was filed today and the Company's 2013 Annual Report on Form 10-K, which was filed on April 15, 2014 with the Securities and Exchange Commission and are available on the Company's website (www.springleaf.com) and the SEC's website (www.sec.gov).

Forward Looking Statements

Non-GAAP Financial Measures

We present core earnings as a "non-GAAP financial measure" in this presentation. This measure is derived on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Please refer to the Financial Supplement hereto for a quantitative reconciliation from historical pretax income (loss) to pretax core earnings.

We also present our segment financial information on a historical accounting basis (which is a basis of accounting other than U.S. GAAP) in this presentation. This information represents a "non-GAAP measure" which uses the same accounting basis that we employed prior to the Fortress Acquisition. This presentation provides a consistent basis to better understand our operating results. Please refer to the Financial Supplement hereto for quantitative reconciliations from our push-down accounting pretax income (loss) to our historical pretax income (loss) for the third and fourth quarters and full year 2014 and the fourth quarter and full year 2013.

Springleaf Financial 2

4Q14 and FY 2014 Highlights

($ in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
Consumer & Insurance[1]	$63,522	$62,615	$41,015	$234,993	$205,324
Acquisitions & Servicing[2]	39,487	38,760	35,831	142,862	109,095
Pretax Core Earnings[3]	**$103,009**	**$101,375**	**$76,846**	**$377,855**	**$314,419**
Income Taxes[4]	(38,112)	(37,509)	(28,434)	(139,806)	(116,335)
Core Earnings[3]	**$64,897**	**$63,866**	**$48,412**	**$238,049**	**$198,084**
Net Income (Loss) Attributable to Springleaf	($46,827)	$426,750	$26,729	$504,636	($19,301)
Per Share Data					
Core Earnings per Share - Diluted	$0.57	$0.55	$0.43	$2.07	$1.92
GAAP Earnings per Share - Diluted	($0.41)	$3.70	$0.24	$4.38	($0.19)

- **4Q14 and FY 2014 pretax earnings from Core business of $103 million and $378 million, respectively[3]**
  - Strong asset growth; consumer receivables per branch grew 22% year-over-year to $4.6 million
- **Strong and stable liquidity position - $3.4 billion of cash and highly liquid investment securities**

(1) Excludes impact of charges related to accelerated repayment/repurchase of debt and one-time costs associated with debt refinance.
(2) Excludes impact of charges related to accelerated repayment/repurchase of debt, fair value adjustments on debt and earnings attributable to non-controlling interests.
(3) Pretax Core Earnings and Core Earnings (Historical) are non-GAAP measures. See page 20 for a reconciliation of Push-Down Accounting Pretax Income (Loss) to Pretax Core Earnings.
(4) Core Earnings income taxes assumes 37% statutory tax rate.

Springleaf Financial 3

Branch Receivables Growth and Scalability

- **Branch consumer receivables increased 20%+ year-over-year**
  - Origination volume of $3.6 billion, versus $3.3 billion in 2013; ~919K customer accounts, up 11% y-o-y
  - Continuing to drive scale with 233 branches now over $5 million in receivables versus 113 as of 4Q13
  - Full year 2014 new customer volume sourced online up 40%+

Consumer Receivables Per Branch ($ mm)[1]

Proven History of Scalability

12/31/11 – 12/31/14 CAGR: 23.0%
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$2.5
$3.1
$3.8
$4.3
$4.6
12/31/11
12/31/12
12/31/13
9/30/14
12/31/14

Direct Auto Loan Originations

($ in millions)	2Q14[2]	3Q14	4Q14	FY 2014
Auto Volume	$5.5	$84.2	$159.9	$249.6

	Personal Loan		Auto Loan
	Unsecured[3]	*Hard Secured*	
Avg. Loan Size	$3.8K	$5.4K	$12.2K
Avg. APR	31%	29%	19%
Avg. Vehicle Age	NA	~9 yrs	~5 yrs
Avg. Term	41 mos.	44 mos.	50 mos.

(1) *Consumer segment reflects historical accounting basis (which is a basis of accounting other than U.S. GAAP).*
(2) *2Q14 includes June 2014 volume only.*
(3) *Unsecured includes Soft Secured Personal Loans.*

Springleaf Financial 4

Consumer Loan Performance

- Stable yield and net losses
- Net charge-offs and delinquencies exhibited normal seasonal trends

Consumer Credit Performance Remains Strong[(1)]

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.1%
25.8%
27.0%
26.3%
27.0%
27.0%
20.5%
22.0%
22.1%
21.3%
22.3%
22.0%
3.6%
3.8%
4.9%
5.0%
4.7%
5.0%

	2012	2013[(2)]	2014	4Q13[(3)]	3Q14	4Q14
Yield	24.1%	25.8%	27.0%	26.3%	27.0%	27.0%
Net Charge-offs	(3.6%)	(3.8%)	(4.9%)	(5.0%)	(4.7%)	(5.0%)
Risk-Adjusted Yield[(4)]	**20.5%**	**22.0%**	**22.1%**	**21.3%**	**22.3%**	**22.0%**
60+ Delinquency	2.75%	2.60%	2.82%	2.60%	2.55%	2.82%

■ Net Charge-offs ■ Risk-Adjusted Yield

(2) Charge-off rate excludes impact of $14.5 million of additional charge-offs recorded in March 2013 related to our change in charge-off policy and $22.7 million of recoveries on charged-off personal loans resulting from a sale of our previously charged-off finance receivables in June 2013, net of a $2.7 million adjustment for the subsequent buyback of certain personal loans..

(3) Charge-off rate excludes the $1.0 million adjustment for the buyback of certain personal loans included as recoveries from a sale of our charged-off finance receivables in June 2013.

Springleaf Financial 5

4Q14 and FY 2014 Summary Financial Results

($ in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
Consumer & Insurance[1]	$63,522	$62,615	$41,015	$234,993	$205,324
Acquisitions & Servicing[2]	39,487	38,760	35,831	142,862	109,095
Pretax Core Earnings[3]	**$103,009**	**$101,375**	**$76,846**	**$377,855**	**$314,419**
Income Taxes[4]	(38,112)	(37,509)	(28,434)	(139,806)	(116,335)
Core Earnings[3]	**$64,897**	**$63,866**	**$48,412**	**$238,049**	**$198,084**
Net Income (Loss) Attributable to Springleaf	($46,827)	$426,750	$26,729	$504,636	($19,301)
Per Share Data					
Core Earnings per Share - Diluted	$0.57	$0.55	$0.43	$2.07	$1.92
GAAP Earnings per Share - Diluted	($0.41)	$3.70	$0.24	$4.38	($0.19)

- **4Q14 and FY 2014 pretax earnings from Core business of $103 million and $378 million, respectively[3]**
  - Strong asset growth; consumer receivables per branch grew 22% year-over-year to $4.6 million
- **Strong and stable liquidity position - $3.4 billion of cash and highly liquid investment securities**

(1) Excludes impact of charges related to accelerated repayment/repurchase of debt and one-time costs associated with debt refinance.
(2) Excludes impact of charges related to accelerated repayment/repurchase of debt, fair value adjustments on debt and earnings attributable to non-controlling interests.
(3) Pretax Core Earnings and Core Earnings (Historical) are non-GAAP measures. See page 20 for a reconciliation of Push-Down Accounting Pretax Income (Loss) to Pretax Core Earnings.
(4) Core Earnings income taxes assumes 37% statutory tax rate.

Springleaf Financial 6

2015 Guidance

Core Consumer Operations[1]	FY 2014A	FY 2015E Range		
Consumer Net Finance Receivables	$3.81bn	$4.50bn	—	$4.75bn
Consumer Yield	26.99%	26.00%	—	26.50%
Consumer Risk Adjusted Yield[2]	22.05%	20.50%	—	21.50%
Acquisitions & Servicing Pretax Income[3]	$143mm	$100mm	—	$120mm

(1) *Net Finance Receivables represents targeted range at 2015 year end; all other metrics represent targeted ranges for the full year 2015.*
(2) *Risk Adjusted Yield = Yield less Net Charge-off Rate.*
(3) *For 2014A, excludes impact of charges related to accelerated repayment/repurchase of debt, fair value adjustments on debt and earnings attributable to non-controlling interests.*

Springleaf Financial 7

Acquisitions and Servicing

- **Pretax income for 4Q14 of $39 million versus $36 million in the prior year quarter[(1)]**
- **Charge-offs continue to decline; enhancing slowdown of portfolio run-off**
- **In October 2014, SpringCastle issued $2.6 billion of asset-backed notes in a private securitization**
  - LEAF purchased and retained a portion of the debt as an investment for excess funds

Collateral & Funding Structure

	12/31/13	9/30/14	12/31/14
Principal Balance	$3.2bn	$2.7bn	$2.6bn
Wtd. Avg. Coupon	18.3%	18.1%	18.1%
Accounts	344,000	291,000	277,000
Avg. Balance[(2)]	$9,300	$9,300	$9,300
Avg. Charge-off Rate[(3)]	10.3%	6.2%	6.1%[(5)]
Outstanding Debt	$2.0bn	$1.5bn	$2.4bn

SpringCastle Credit Performance

Avg. Charge-off Rate (%)(3)
15.0%
12.5%
10.0%
7.5%
5.0%
12.1%
10.3%
6.2%
6.1%
At Purchase(4)
4Q13
3Q14
4Q14(5)

(1) Excludes impact of charges related to accelerated repayment/repurchase of debt, fair value adjustments on debt and earnings attributable to non-controlling interests.
(2) Average balances based on Principal Balance.
(3) Charge-off Rate reflects Gross Charge-off calculated as a percentage of Principal Balance.
(4) At purchase represents data at time of settlement on April 1, 2013.
(5) Excludes one-time charge off of $16.5 million of aged bankruptcy inventory in November 2014.

Springleaf Financial 9

Growth in Average Receivables per Branch

- Branches managing over $5 million of receivables have more than doubled since YE 2013
- Branches managing under $3 million of receivables have decreased 67% since YE 2013
- Additional room for growth with minimal incremental investment required

Branch Distribution by Average Receivables (1)

Avg. Receivables per Branch	12/31/12 #	12/31/12 %	12/31/13 #	12/31/13 %	12/31/14 #	12/31/14 %	% Change Since '12
< $3mm	498	*60%*	258	*31%*	84	*10%*	**(83%)**
$3 - 4mm	206	*25%*	306	*37%*	267	*32%*	**30%**
$4 - 5mm	83	*10%*	156	*19%*	244	*29%*	**194%**
> $5mm	47	*5%*	113	*13%*	233	*29%*	**396%**
Total Branches	**834**		**833**		**828**		

(1) Includes 9 branches closed and 4 branches open in 2014.

Springleaf Financial 10

Liquidity and Funding at 12/31/14

- **Strong and stable liquidity position**
  - $3.4 billion of cash and highly liquid investment securities; $1.2 billion committed undrawn funding capacity
- **Weighted average cost of funds of 5.35% in 2014, down 13 bps y-o-y [1,2]**
- **Significantly reduced leverage with the sales of real estate assets**
  - Real estate net finance receivables of $0.9 billion, down from $9.3 billion at 12/31/13[1,3]
- **Reduced 2017 maturities by ~$500 million to $1.9 billion via debt repurchases and exchange**

Long-Term Funding Structure[4]

12/31/13 Debt: $12.8bn
12/31/14 Debt: $8.4bn
6%
37%
31%
26%
43%
57%
Unsecured/Hybrid
Consumer Secured
Mortgage Secured
Term Loan

4Q14 Unsecured Debt Maturity ($ mm)

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$797
$47
$750
$375
$1,902
$700
$300
$650
$300
$350
2015
2016
2017
2018
2019
2020
2021
2023
2067
Medium-term Notes
Retail Notes
Jr. Sub Debt

(1) Reflects historical accounting basis (which is a basis of accounting other than U.S. GAAP).
(2) Includes SpringCastle debt.
(3) Real estate net finance receivables includes $0.7 billion of receivables held for investment and $0.2 billion of receivables held for sale.
(4) Consumer secured debt includes SpringCastle.

Springleaf Financial 11

Consolidated Balance Sheet (Push Down Accounting)

	(unaudited, in thousands)	12/31/14	12/31/13
1	Cash and Cash Equivalents	$878,826	$431,409
2	Investment Securities	2,934,749	582,090
3	Net Finance Receivables:		
4	Personal Loans & Retail Sales Finance	3,878,877	3,270,615
5	SpringCastle Portfolio	1,979,190	2,505,349
6	Real Estate Loans	625,335	7,982,349
7	Total Net Finance Receivables	6,483,402	13,758,313
8	Total Allowance for Finance Rec. Losses	(175,749)	(333,325)
9	**Net Finance Receivables, Less Allowance**	**6,307,653**	**13,424,988**
10	Finance Receivables Held for Sale	204,967	0
11	Restricted Cash	217,975	536,005
12	Other Assets	513,694	428,194
13	**Total Assets**	**$11,057,864**	**$15,402,686**
14	Long-Term Debt	$8,384,910	$12,769,036
15	Insurance Claims and Policyholder Liabilities	445,553	394,168
16	Deferred and Accrued Taxes	152,156	145,520
17	Other Liabilities	238,283	207,334
18	**Total Liabilities**	**9,220,902**	**13,516,058**
19	Springleaf Holdings, Inc. Shareholders' Equity	2,025,269	1,540,020
20	Non-Controlling Interests	(188,307)	346,608
21	**Total Shareholders' Equity**	**1,836,962**	**1,886,628**
22	**Total Liabilities and Shareholders' Equity**	**$11,057,864**	**$15,402,686**
23	Net Finance Receivables [1]	$6,540,808	$15,130,140
24	Allowance for Receivable Losses [1]	($227,869)	($1,073,838)
25	Debt [1]	$8,946,325	$13,494,350
26	Quarterly Interest Rate [1]	5.52%	5.19%

(1) *Reflects historical accounting basis (a non-GAAP measure).*

Springleaf Financial 13

Consolidated Income Statement (Push Down Accounting)

	(unaudited, in thousands, except per share statistics)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	Finance Charges	$406,923	$435,445	$576,184	$1,920,513	$2,153,745
2	Finance Receivables Held for Sale Originated as Held for Investment	6,344	47,679	333	61,265	333
3	Total Interest Income	413,267	483,124	576,517	1,981,778	2,154,078
4	Interest Expense	(157,159)	(180,142)	(218,881)	(734,022)	(919,749)
5	Provision for Finance Receivable Losses	(94,951)	(102,971)	(188,600)	(474,147)	(527,661)
6	Net Interest Income after Provision	161,157	200,011	169,036	773,609	706,668
7	Insurance	41,343	44,010	41,035	166,459	148,179
8	Investment	7,793	11,251	7,878	39,127	35,132
9	Net Loss on Repurchases and Repayments of Debt	(59,560)	0	(7,907)	(66,175)	(41,716)
10	Net Gain (Loss) on Fair Value Adjustments on Debt	0	1,352	(1,042)	(15,033)	6,055
11	Net Gain (Loss) on Sales of Real Estate Loans and Related Trust Assets	(4,992)	641,328	0	726,322	0
12	Other	(10,971)	(11,975)	(1,576)	(18,374)	5,410
13	Total Other Revenues	(26,387)	685,966	38,388	832,326	153,060
14	Operating Expenses [1]	(154,415)	(169,819)	(150,993)	(625,808)	(717,292)
15	Insurance Losses and Loss Adjustment Expenses	(18,458)	(20,141)	(17,229)	(75,631)	(64,879)
16	Total Other Expenses	(172,873)	(189,960)	(168,222)	(701,439)	(782,171)
17	**Pretax Income (Loss)**	**(38,103)**	**696,017**	**39,202**	**904,496**	**77,557**
18	Less: Net Income Attributable to Non-Controlling Interests	(21,272)	(34,945)	(26,660)	(102,814)	(113,043)
19	**Pretax Income (Loss) Attributable to Springleaf**	**(59,375)**	**661,072**	**12,542**	**801,682**	**(35,486)**
20	Provision for (benefit from) income taxes	12,548	(234,322)	14,187	(297,046)	16,185
21	**Net Income (Loss) Attributable to Springleaf**	**($46,827)**	**$426,750**	**$26,729**	**$504,636**	**($19,301)**
22	Average Shares Outstanding - Diluted	114,799	115,316	111,723	115,265	102,917
23	Earnings per Share - Diluted	($0.41)	$3.70	$0.24	$4.38	($0.19)
24	Estimated Core Earnings per Share - Diluted [2]	$0.57	$0.55	$0.43	$2.07	$1.92

Note: Core Earnings is a non-GAAP measure. Refer to page 20 for reconciliations to U.S. GAAP.

(1) Operating expenses for 2014 include one-time costs and restructuring costs related to the real estate sales transactions.

(2) Core earnings include Consumer and Insurance (which is reported on a historical basis) and Acquisition & Servicing segments. Core earnings per share assumes 37% statutory tax rate.

Springleaf Financial 14

Core Earnings (Non-GAAP)

	(unaudited, in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	Interest Income	$385,360	$367,171	$360,060	$1,465,593	$1,211,036
2	Interest Expense	(65,591)	(58,151)	(62,519)	(245,674)	(220,638)
3	Provision for Finance Receivable Losses	(84,034)	(84,419)	(119,641)	(354,953)	(250,288)
4	Net Interest Income after Provision	235,735	224,601	177,900	864,966	740,110
5	Insurance	41,332	43,997	41,017	166,407	148,131
6	Investment	14,227	13,723	9,913	49,879	41,705
7	Intersegment - Insurance Commissions	(2)	(219)	(24)	(434)	(30)
8	Portfolio Servicing Fees from SpringCastle	14,969	16,006	19,270	66,243	31,215
9	Other [1]	(7,983)	4,117	2,992	(7,131)	15,355
10	Total Other Revenues	62,543	77,624	73,168	274,964	236,376
11	Operating Expenses	(140,383)	(129,448)	(110,882)	(516,450)	(452,026)
12	Portfolio Servicing Fees to Springleaf	(14,969)	(16,006)	(19,270)	(66,243)	(31,215)
13	Insurance Losses and Loss Adjustment Expenses	(18,645)	(20,451)	(17,410)	(76,568)	(65,783)
14	Total Other Expenses	(173,997)	(165,905)	(147,562)	(659,261)	(549,024)
15	**Pretax Core Earnings**	**124,281**	**136,320**	**103,506**	**480,669**	**427,462**
16	Less: Non Controlling Interests	(21,272)	(34,945)	(26,660)	(102,814)	(113,043)
17	**Pretax Core Earnings Attributable to Springleaf**	**103,009**	**101,375**	**76,846**	**377,855**	**314,419**
18	Estimated Income Taxes [2]	(38,112)	(37,509)	(28,434)	(139,806)	(116,335)
19	**Estimated Core Earnings Attributable to Springleaf**	**$64,897**	**$63,866**	**$48,412**	**$238,049**	**$198,084**

Note: Core Earnings is a non-GAAP measure. Refer to page 20 for reconciliations to U.S. GAAP.

(1) Includes the non-controlling interests of the net loss on repurchases and repayments of debt and net gain (loss) on fair value adjustments on debt.

(2) Core earnings estimated income taxes assumes 37% statutory tax rate.

Springleaf Financial 15

Core: Consumer & Insurance Segments

	(unaudited, in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	Interest Income	$249,947	$236,190	$202,084	$916,228	$721,772
2	Interest Expense	(41,871)	(40,466)	(37,890)	(163,968)	(149,000)
3	Provision for Finance Receivable Losses	(53,139)	(56,087)	(64,984)	(202,377)	(117,172)
4	Net Interest Income after Provision	154,937	139,637	99,210	549,883	455,600
5	Insurance	41,332	43,997	41,017	166,407	148,131
6	Investment	8,880	13,723	9,913	44,532	41,705
7	Intersegment - Insurance Commissions	(2)	(219)	(24)	(434)	(30)
8	Net Loss on Repurchases and Repayments of Debt	(5,263)	0	(967)	(6,692)	(5,357)
9	Other	2,985	3,046	3,228	10,830	11,723
10	Total Other Revenues	47,932	60,547	53,167	214,643	196,172
11	Operating Expenses	(127,184)	(117,118)	(94,919)	(460,876)	(386,022)
12	Insurance Losses and Loss Adjustment Expenses	(18,645)	(20,451)	(17,410)	(76,568)	(65,783)
13	Total Other Expenses	(145,829)	(137,569)	(112,329)	(537,444)	(451,805)
14	**Pretax Operating Income**	**$57,040**	**$62,615**	**$40,048**	**$227,082**	**$199,967**
15	Net Finance Receivables	$3,806,662	$3,578,019	$3,140,792	$3,806,662	$3,140,792
16	Average Net Receivables	$3,693,857	$3,480,581	$3,055,927	$3,394,790	$2,793,060
17	Yield	26.95%	27.02%	26.34%	26.99%	25.84%
18	Gross Charge-Off Ratio [1]	5.78%	5.46%	5.49%	5.65%	4.66%
19	Recovery Ratio [2]	-0.82%	-0.78%	-0.47%	-0.71%	-0.85%
20	Charge-Off Ratio [1,2]	4.96%	4.68%	5.02%	4.94%	3.81%
21	Delinquency Ratio	2.82%	2.55%	2.60%	2.82%	2.60%
22	Origination Volume	$1,049,580	$924,317	$926,047	$3,644,224	$3,253,008

Note: Consumer & Insurance segments reflect historical accounting basis (which is a basis of accounting other than U.S. GAAP).

(1) The gross charge-off ratio and the charge-off ratio in 2013 exclude $14.5 million of additional charge-offs recorded in March 2013 related to our change in charge-off policy for personal loans effective March 31, 2013.

(2) The recovery and charge-off ratio in 2013 exclude $22.7 million of recoveries on charged-off personal loans resulting from a sale of our charged-off finance receivables in June 2013, net of a $2.7 million adjustment for the subsequent buyback of certain personal loans.

Springleaf Financial 16

Core: Acquisitions & Servicing Segment

	(unaudited, in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	Interest Income	$135,413	$130,981	$157,976	$549,365	$489,264
2	Interest Expense	(23,720)	(17,685)	(24,629)	(81,706)	(71,638)
3	Provision for Finance Receivable Losses	(30,895)	(28,332)	(54,657)	(152,576)	(133,116)
4	Net Interest Income after Provision	80,798	84,964	78,690	315,083	284,510
5	Investment	5,347	0	0	5,347	0
6	Portfolio Servicing Fees from SpringCastle	14,969	16,006	19,270	66,243	31,215
7	Net Loss on Repurchases and Repayments of Debt	(21,152)	0	0	(21,152)	0
8	Net Gain (Loss) on Fair Value Adjustments on Debt	0	1,522	(1,085)	(14,810)	5,534
9	Other	243	264	339	1,099	699
10	Total Other Revenues	(593)	17,792	18,524	36,727	37,448
11	Operating Expenses	(14,418)	(12,330)	(15,963)	(56,793)	(66,004)
12	Portfolio Servicing Fees to Springleaf [1]	(14,969)	(16,006)	(19,270)	(66,243)	(31,215)
13	Total Other Expenses	(29,387)	(28,336)	(35,233)	(123,036)	(97,219)
14	**Pretax Operating Income**	**50,818**	**74,420**	**61,981**	**228,774**	**224,739**
15	Less: Net Income Attributable to Non-Controlling Interests [1]	(21,272)	(34,945)	(26,660)	(102,814)	(113,043)
16	**Pretax Operating Income Attributable to Springleaf**	**$29,546**	**$39,475**	**$35,321**	**$125,960**	**$111,696**
17	Net Finance Receivables	$1,979,190	$2,083,145	$2,505,349	$1,979,190	$2,505,349
18	Average Net Receivables	$2,029,843	$2,141,884	$2,576,495	$2,216,888	$2,730,979
19	Principal Balance [2]	$2,566,960	$2,712,580	$3,207,090	$2,566,960	$3,207,090
20	Yield	26.47%	24.26%	24.33%	24.78%	23.78%

(1) Springleaf incurs 47% of servicing expenses. The remaining 53% is netted through non-controlling interests.
(2) Principal Balance is a non-GAAP measure.

Springleaf Financial 17

Non-Core: Real Estate Segment

	(unaudited, in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	Finance Charges	$16,238	$53,568	$162,746	$354,359	$698,026
2	Finance Receivables Held for Sale Originated as Held for Investment	3,859	41,468	0	52,457	0
3	Total Interest Income	20,097	95,036	162,746	406,816	698,026
4	Interest Expense	(62,589)	(83,795)	(118,658)	(353,673)	(546,266)
5	Provision - TDR	(3,906)	(8,489)	(42,733)	(78,623)	(184,354)
6	Provision - Non-TDR	(5,080)	(28,703)	(23,687)	(49,355)	(70,803)
7	Net Loss after Provision	(51,478)	(25,951)	(22,332)	(74,835)	(103,397)
8	Investment	61	(954)	0	(893)	0
9	Intersegment - Insurance Commissions	3	220	33	445	127
10	Net Loss on Repurchases and Repayments of Debt	(11,952)	0	(10,967)	(21,975)	(46,385)
11	Net Gain on Fair Value Adjustments on Debt	0	0	11,462	8,298	56,890
12	Net Gain (Loss) on Sales of Real Estate Loans and Related Trust Assets	(9,654)	279,889	0	185,240	0
13	Other	(12,371)	(2,593)	(2,771)	(16,393)	(4,416)
14	Total Other Revenues	(33,913)	276,562	(2,243)	154,722	6,216
15	Operating Expenses [1]	(15,106)	(36,170)	(20,229)	(93,281)	(83,158)
16	Total Other Expenses	(15,106)	(36,170)	(20,229)	(93,281)	(83,158)
17	**Pretax Operating Income (Loss)**	**($100,497)**	**$214,441**	**($44,804)**	**($13,394)**	**($180,339)**
18	Net Finance Receivables	$669,619	$702,456	$9,335,357	$669,619	$9,335,357
19	Average Net Receivables	$684,639	$2,908,601	$9,469,892	$5,130,730	$9,932,047
20	TDR Finance Receivables	$159,964	$160,288	$3,263,249	$159,964	$3,263,249
21	Loss Ratio [2,3]	6.55%	2.99%	2.39%	2.14%	2.30%
22	Delinquency Ratio	8.07%	7.31%	8.04%	8.07%	8.04%

(1) Operating expenses for 2014 include one-time costs and restructuring costs related to the real estate sales transactions.

(2) The loss ratio for 2014 excludes $2.2 million of recoveries on charged-off real estate loans resulting from a sale of our previously charged-off real estate loans in March 2014, net of a $0.2 million reserve for subsequent buybacks.

(3) The loss ratio for 2013 excludes $9.1 million of recoveries on charged-off real estate loans resulting from a sale of our previously charged-off finance receivables in June 2013, net of a $0.8 million adjustment for the subsequent buyback of certain real estate loans.

Springleaf Financial 18

Non-Core: Other

	(unaudited, in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	Interest Income	$3,164	$3,850	$7,735	$16,429	$45,366
2	Interest Expense	(1,571)	(1,837)	(2,806)	(7,381)	(14,970)
3	Provision for Finance Receivable Losses	55	(1,290)	(3,185)	(6,502)	200
4	Net Interest Income after Provision	1,648	723	1,744	2,546	30,596
5	Insurance	11	14	22	57	80
6	Investment	41	45	125	110	1,521
7	Intersegment - Insurance Commissions	(1)	(1)	(9)	(11)	(97)
8	Net Loss on Repurchases and Repayments of Debt	(279)	0	(94)	(326)	(1,071)
9	Other	23	8	(2,143)	641	(2,233)
10	Total Other Revenues	(205)	66	(2,099)	471	(1,800)
11	Operating Expenses	2,887	(3,280)	(19,135)	(11,486)	(178,103)
12	Total Other Expenses	2,887	(3,280)	(19,135)	(11,486)	(178,103)
13	**Pretax Operating Income (Loss)**	**$4,330**	**($2,491)**	**($19,490)**	**($8,469)**	**($149,307)**
14	Net Finance Receivables	$85,337	$100,302	$148,642	$85,337	$148,642

Springleaf Financial 19

Reconciliation – Push-Down Accounting to Historical / Pretax Core Earnings

	(unaudited, in thousands)	4Q14	3Q14	4Q13	FY 2014	FY 2013
1	**Push-Down Accounting Pretax Income (Loss) Attributable to Springleaf [1]**	**($59,375)**	**$661,072**	**$12,542**	**$801,682**	**($35,486)**
2	Finance Charges	(2,161)	(10,856)	(45,976)	(84,132)	(199,650)
3	Finance Receivables Held for Sale Originated as Held for Investment	(2,485)	(6,211)	0	(8,808)	0
4	Total Interest Income	(4,646)	(17,067)	(45,976)	(92,940)	(199,650)
5	Interest Expense	32,755	36,359	34,898	132,641	137,875
6	Provision for Finance Receivable Losses	1,986	(19,930)	(646)	(15,286)	22,416
7	Net Interest Income (Loss) after Provision	30,095	(638)	(11,724)	24,415	(39,359)
8	Insurance	0	1	4	5	32
9	Investment	1,189	1,563	2,160	4,622	8,094
10	Repurchases and Repayments of Debt	20,914	0	(4,121)	16,030	(11,097)
11	Fair Value Adjustments on Debt	0	170	11,419	8,521	56,369
12	Sales of Real Estate Loans and Related Trust Assets	(4,662)	(361,439)	0	(541,082)	0
13	Other	1,851	12,700	229	14,551	363
14	Total Other Revenues	19,292	(347,005)	9,691	(497,353)	53,761
15	Operating Expenses	594	921	747	3,372	4,005
16	Insurance Losses and Loss Adjustment Expenses	(187)	(310)	(181)	(937)	(904)
17	Total Other Expenses	407	611	566	2,435	3,101
18	**Historical Pretax Income (Loss) Attributable to Springleaf [1]**	**($9,581)**	**$314,040**	**$11,075**	**$331,179**	**($17,983)**
	Adjustments:					
19	Pretax Operating (Income) Loss - Non-Core Portfolio Operations	100,497	(214,441)	44,804	13,394	180,339
20	Pretax Operating (Income) Loss - Other / Non-Originating Legacy Operations	(4,330)	2,491	19,490	8,469	149,307
21	Net Loss from Accelerated Repayment / Repurchase of Debt - Core Consumer Operations (attributable to SHI)	15,204	0	967	16,633	5,357
22	Net (Gain) Loss on Fair Value Adjustments on Debt - Core Consumer Operations (attributable to SHI)	0	(715)	510	6,961	(2,601)
23	One-Time Costs Associated with Debt Refinance - Consumer & Insurance	1,219	0	0	1,219	0
24	Total Adjustments	112,590	(212,665)	65,771	46,676	332,402
25	**Pretax Core Earnings Attributable to Springleaf [1]**	**$103,009**	**$101,375**	**$76,846**	**$377,855**	**$314,419**

(1) Pretax earnings attributable to Springleaf Holdings, Inc. (SHI), which excludes non-controlling interests.

Springleaf Financial 20